MAYER, BROWN & PLATT
                            2000 Pennsylvania Avenue
                          Washington, D.C. 20005-1882



                                                  April 21, 1997



VIA EDGAR

Securities and Exchange Commission
450 Fifth St., NW
Washington, DC 20549

Dear Sir or Madam:

                  Re: Security Life of Denver Insurance Company Security Life Separate Account L1
                           (File No. 811-8292)

         Transmitted herewith for filing pursuant to Rule 497(e) under the Securities Act of 1933, as amended, is a Supplement, dated April 18, 1997, to the current effective Prospectus of Security Life Separate Account L1, dated May 1, 1996, with respect to each of the Strategic Advantage Variable Universal Life and FirstLine Variable Universal Life policies (File Nos. 33-88148 and 33-74190, respectively).

         Please contact me at the above-referenced number if you have any questions concerning this filing.

                                  Sincerely,


                                  /s/ Kathy Kresch Ingber
                                  Kathy Kresch Ingber
                                  Counsel


Attachment
cc: Edward MacDonald, Esq.


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                    SECURITY LIFE OF DENVER INSURANCE COMPANY

                       SUPPLEMENT DATED APRIL 18, 1997, TO
                      THE PROSPECTUS DATED MAY 1, 1996, FOR

                       SECURITY LIFE SEPARATE ACCOUNT L1:
               FIRSTLINE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
          STRATEGIC ADVANTAGE VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                       SECURITY LIFE SEPARATE ACCOUNT A1:
                           EXCHEQUER VARIABLE ANNUITY

This Supplement updates certain information contained in your Prospectus. Please read it carefully and keep it with your Prospectus for future reference.

Beginning May 1, 1997, the Divisions of the Variable Accounts investing in the Neuberger & Berman Advisers Management Trust Government Income Portfolio and the Van Eck Worldwide Balanced Fund will no longer accept new investments, including through transfers, automatic rebalancing or dollar cost averaging. Unless we receive updated allocation instructions from you, we will allocate amounts designated for these Funds to the other Funds designated in your allocation instructions, in proportion to the amounts indicated for those Funds. Existing investments in these Funds will not need to be moved at this time.

Beginning April 30, 1997, the Van Eck Gold and Natural Resources Fund will be renamed the Worldwide Hard Assets Fund to reflect the Fund's new investment objective and concentration policy approved by shareholders on April 9, 1997. The Fund's new investment objective will be to seek long-term capital appreciation by investing globally, primarily in "hard asset" securities. Income would be a secondary consideration. The Fund will now invest at least 25% of its assets in companies engaged to a significant extent in the exploration, development, production or distribution of one or more of the following "hard asset" sectors: (1) precious metals; (2) ferrous metals and non-ferrous metals;
(3) oil and gas; (4) forest products; (5) real estate; and (6) other basic non-agricultural commodities. The Fund also will have the ability to invest in indexed securities and swaps and will have increased flexibility with respect to investment in illiquid securities and will expand other of its non-fundamental investment restrictions.
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